SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                     -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)  September 18, 1996

          The Originators as listed below under a Pooling and Servicing
             Agreement dated as of August 31, 1996 providing for the
          issuance of The Money Store Asset Backed Certificates, Series
                                     1996-C.


                               TMS Mortgage Inc.
                           The Money Store/D.C. Inc.
                         The Money Store/Kentucky Inc.
                          The Money Home Equity Corp.
                         The Money Store/Minnesota Inc.
             (Exact name of registrant as specified in its charter)


    New Jersey                       33-98734             *
(State or other jurisdiction of     (Commission    (IRS Employer
 incorporation)                      File Number)    ID Number)


  2840 Morris Avenue, Union, New Jersey                 07083
(Address of principal executive offices)              (Zip Code)

Registrant's Telephone Number,
 including area code:                             (908) 686-2000


                  N/A
(Former name or former address, if changed since last report)

* See Schedule A attached hereto

Item 5.           Other Events


     This Current Report on Form 8-K is being filed to file a copy of the Computational Materials (as defined below) of Prudential Securities Incorporated and Lehman Brothers Inc. ("Underwriters") in connection with the issuance by TMS Mortgage Inc., The Money Store/D.C Inc., The Money Store/Kentucky Inc., The Money Store Home Equity Corp. and The Money Store/Minnesota Inc., of The Money Store Asset Backed Certificates, Series 1996-C. The term "Computational Materials" shall have the meaning given in the No- Action Letter of May 20, 1994 issued by the Securities and Exchange Commission (the "SEC") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as made applicable to other issuers and underwriters by the Commission in response to the request of the Public Securities Association dated May 24, 1994, and the supplemented in the No-Action Letter of February 17, 1995 issued by the SEC to the Public Securities Association.

     Also being filed herewith is the opinion of Stroock & Stroock & Lavan with respect to tax matters and the consent of Coopers & Lybrand L.L.P., independent public accountants.

Item 7.   Financial Statements, Pro Forma Financial
                  Information and Exhibits.

         (c)  Exhibits

                  Exhibit No.

                      8.2 Opinion of Stroock & Stroock & Lavan with respect to tax matters.

                     23.2 Consent of Stroock & Stroock & Lavan (included in Exhibit 8.2)

                     23.3             Consent of Coopers & Lybrand, L.L.P.

                     99.1 Computational Materials of Prudential Securities Incorporated.

                     99.2             Computational Materials of Lehman
                                      Brothers Inc.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    The Money Store/Minnesota Inc.
                                    The Money Store/D.C. Inc.
                                    The Money Store/Kentucky Inc.
                                    The Money Store Home Equity Corp.
                                    TMS Mortgage Inc.


                                    By: /s/Morton Dear
                                       Name:  Morton Dear
                                       Title: Executive Vice President

Dated:  September 25, 1996

                                   Schedule A

TMS Mortgage Inc.                  22-3217781
The Money Store/D.C. Inc.          22-2133027
The Money Store/Kentucky Inc.      22-2459832
The Money Store/Home Equity Corp.  22-2522232
The Money Store/Minnesota Inc.     22-3003495

                                  EXHIBIT INDEX


Exhibit                    Description of Exhibit

   8.2 Opinion of Stroock & Stroock & Lavan with respect to tax matters

  23.2                     Consent of Stroock & Stroock & Lavan (included in
                           Exhibit 8.2)

  23.3                     Consent of Coopers & Lybrand, L.L.P.

  99.1                     Computational Materials of Prudential Securities
                           Incorporated

  99.2                     Computational Materials of Lehman Brothers Inc.